Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 1Q 2013
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Country Risk Exposure - European Peripherals and France Appendix I
14	…………….	Earnings Per Share Appendix II
15 - 17	…………….	End Notes
18	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary (1)
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012
Net revenues
Institutional Securities	$4,089	$3,087	$3,135	32%	30%
Global Wealth Management Group	3,470	3,325	3,291	4%	5%
Asset Management	645	599	533	8%	21%
Intersegment Eliminations	(46)	(45)	(35)	(2%)	(31%)
Consolidated net revenues	$8,158	$6,966	$6,924	17%	18%

Income (loss) from continuing operations before tax
Institutional Securities	$830	$76	$(329)	*	*
Global Wealth Management Group	597	562	403	6%	48%
Asset Management	187	221	128	(15%)	46%
Intersegment Eliminations	0	0	0	--	--
Consolidated income (loss) from continuing operations before tax	$1,614	$859	$202	88%	*

Income (loss) applicable to Morgan Stanley (2)
Institutional Securities	$663	$401	$(302)	65%	*
Global Wealth Management Group	256	266	198	(4%)	29%
Asset Management	84	(7)	25	*	*
Intersegment Eliminations	0	0	0	--	--
Consolidated income (loss) applicable to Morgan Stanley	$1,003	$660	$(79)	52%	*

Financial Metrics:
Return on average common equity
from continuing operations (3)	6.4%	4.2%	*
Return on average common equity (3)	6.3%	3.8%	*

Return on average common equity
from continuing operations excluding DVA (3)	7.6%	6.3%	9.2%
Return on average common equity excluding DVA (3)	7.5%	5.8%	9.1%

Tier 1 common capital ratio (4)	11.5%	14.6%	13.3%
Tier 1 capital ratio (5)	13.9%	17.7%	16.9%

Book value per common share (6)	$31.22	$30.70	$30.74
Tangible book value per common share (7)	$27.39	$26.86	$27.37

Notes:	-	Effective January 1, 2013, in accordance with U.S. banking regulators’ rules, the Firm implemented the Basel Committee’s market risk capital framework, commonly referred to as “Basel 2.5”.
-
Results for the quarters ended March 31, 2013, December 31, 2012 and March 31, 2012, include positive (negative) revenue of $(317) million, $(511) million and $(1,978) million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt (Debt Valuation Adjustment, DVA).

-
The return on average common equity, return on average common equity excluding DVA and tangible book value per common share are non-GAAP measures that the Firm considers to be useful measures to assess operating performance and capital adequacy.

	-	See page 4 of the financial supplement and end notes for additional information related to the calculation of the financial metrics.
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012
Revenues:
Investment banking	$1,224	$1,439	$1,063	(15%)	15%
Trading	2,694	1,513	2,402	78%	12%
Investments	338	304	85	11%	*
Commissions and fees	1,168	1,052	1,177	11%	(1%)
Asset management, distribution and admin. fees	2,346	2,331	2,152	1%	9%
Other	203	152	104	34%	95%
Total non-interest revenues	7,973	6,791	6,983	17%	14%

Interest income	1,398	1,481	1,542	(6%)	(9%)
Interest expense	1,213	1,306	1,601	(7%)	(24%)
Net interest	185	175	(59)	6%	*
Net revenues	8,158	6,966	6,924	17%	18%

Non-interest expenses:
Compensation and benefits	4,216	3,633	4,430	16%	(5%)

Non-compensation expenses:
Occupancy and equipment	379	394	388	(4%)	(2%)
Brokerage, clearing and exchange fees	428	369	403	16%	6%
Information processing and communications	448	474	459	(5%)	(2%)
Marketing and business development	134	163	146	(18%)	(8%)
Professional services	440	558	412	(21%)	7%
Other	499	516	484	(3%)	3%
Total non-compensation expenses	2,328	2,474	2,292	(6%)	2%

Total non-interest expenses	6,544	6,107	6,722	7%	(3%)

Income (loss) from continuing operations before taxes	1,614	859	202	88%	*
Income tax provision / (benefit) from continuing operations (1)(2)	342	8	54	*	*
Income (loss) from continuing operations	1,272	851	148	49%	*
Gain (loss) from discontinued operations after tax (3)	(19)	(63)	(14)	70%	(36%)
Net income (loss)	$1,253	$788	$134	59%	*
Net income applicable to redeemable noncontrolling interests	122	116	0	5%	*
Net income applicable to nonredeemable noncontrolling interests	147	78	228	88%	(36%)
Net income (loss) applicable to Morgan Stanley	984	594	(94)	66%	*
Preferred stock dividend / Other	26	26	25	--	4%
Earnings (loss) applicable to Morgan Stanley common shareholders	$958	$568	$(119)	69%	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	1,003	660	(79)	52%	*
Gain (loss) from discontinued operations after tax	(19)	(66)	(15)	71%	(27%)
Net income (loss) applicable to Morgan Stanley	$984	$594	$(94)	66%	*

Pre-tax profit margin (4)	20%	12%	3%
Compensation and benefits as a % of net revenues	52%	52%	64%
Non-compensation expenses as a % of net revenues	29%	36%	33%
Effective tax rate from continuing operations	21.2%	0.9%	26.7%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
-
For the quarter ended March 31, 2013, the income tax provision from continuing operations included a net tax benefit of approximately $142 million consisting of a discrete net tax benefit from the remeasurement of reserves and related interest and a benefit resulting from a retroactive change in U.S. tax law (reported in the Institutional Securities business segment).

-
For the quarter ended December 31, 2012, the income tax provision from continuing operations included a net tax benefit of approximately $224 million consisting of a discrete benefit from remeasurement of reserves and an out of period tax provision to adjust previously recorded deferred tax assets.

-
During the quarter ended September 30, 2012, Morgan Stanley completed the purchase of an additional 14% stake in Morgan Stanley Smith Barney (Joint Venture) from Citigroup Inc. (Citi), increasing the Firm’s interest from 51% to 65%. Prior to September 17, 2012, Citi’s results related to its 49% interest were reported in net income (loss) applicable to nonredeemable noncontrolling interests. Due to the terms of the revised agreement with Citi, subsequent to the purchase of the additional 14% stake, Citi’s results related to the 35% interest are reported in net income (loss) applicable to redeemable noncontrolling interests.

	-	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012

Income (loss) from continuing operations	$1,272	$851	$148	49%	*

Net income applicable to redeemable noncontrolling interests	122	116	0	5%	*
Net income applicable to nonredeemable noncontrolling interests	147	75	227	96%	(35%)
Net income (loss) from continuing operations applicable to noncontrolling interests	269	191	227	41%	19%
Income (loss) from continuing operations applicable to Morgan Stanley	1,003	660	(79)	52%	*
Less: Preferred Dividends	24	24	24	--	--
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	979	636	(103)	54%	*

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	2	2	1	--	100%
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$977	$634	$(104)	54%	*

Gain (loss) from discontinued operations after tax	(19)	(63)	(14)	70%	(36%)
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	3	1	*	*
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(19)	(66)	(15)	71%	(27%)
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(19)	(66)	(15)	71%	(27%)

Earnings (loss) applicable to Morgan Stanley common shareholders	$958	$568	$(119)	69%	*

Average basic common shares outstanding (millions)	1,901	1,892	1,877	1%	1%

Earnings per basic share:
Income from continuing operations	$0.51	$0.33	$(0.05)	55%	*
Discontinued operations	$(0.01)	$(0.03)	$(0.01)	67%	--
Earnings per basic share	$0.50	$0.30	$(0.06)	67%	*

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$977	$634	$(104)	54%	*

Diluted EPS Adjustments:	--	--	--	--	--

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$977	$634	$(104)	54%	*

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(19)	(66)	(15)	71%	(27%)

Earnings (loss) applicable to Morgan Stanley common shareholders	$958	$568	$(119)	69%	*

Average diluted common shares outstanding and common stock equivalents (millions)	1,940	1,937	1,877	--	3%

Earnings per diluted share:
Income from continuing operations	$0.50	$0.33	$(0.05)	52%	*
Discontinued operations	$(0.01)	$(0.04)	$(0.01)	75%	--
Earnings per diluted share	$0.49	$0.29	$(0.06)	69%	*

Notes:	-	The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share. For further discussion of the Firm's earnings per share calculations, see page 14 of the financial supplement and Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2012.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:
	Mar 31, 2013		Dec 31, 2012		Mar 31, 2012		Dec 31, 2012	Mar 31, 2012

Regional revenues (1)
Americas	$5,956		$5,568		$4,784		7%	24%
EMEA (Europe, Middle East, Africa)	1,066		656		1,149		63%	(7%)
Asia	1,136		742		991		53%	15%
Consolidated net revenues	$8,158		$6,966		$6,924		17%	18%

Worldwide employees	55,289		57,061		59,200		(3%)	(7%)
Global Representatives	16,703		16,780		17,193		--	(3%)

Firmwide deposits	$80,623		$83,266		$66,441		(3%)	21%
Total assets	$801,376		$780,960		$781,030		3%	3%
Risk-weighted assets (2)	$403,378		$306,746		$317,528		32%	27%
Global Liquidity Reserve (Billions) (3)	$186		$182		$179		2%	4%
Long-Term Debt Outstanding	$165,142		$169,571		$176,723		(3%)	(7%)
Maturities of Long-Term Debt Outstanding (next 12 months)	$22,138		$25,303		$29,458		(13%)	(25%)

Common equity	61,218		60,601		60,816		1%	1%
Preferred equity	1,508		1,508		1,508		--	--
Morgan Stanley shareholders' equity	62,726		62,109		62,324		1%	1%
Junior subordinated debt issued to capital trusts	4,828		4,827		4,838		--	--
Less: Goodwill and intangible assets (4)	(7,509)		(7,587)		(6,660)		1%	(13%)
Tangible Morgan Stanley shareholders' equity	$60,045		$59,349		$60,502		1%	(1%)
Tangible common equity (5)	$53,709		$53,014		$54,156		1%	(1%)

Leverage ratio (6)	13.3	x	13.2	x	12.9	x

Tier 1 common capital (2)	$46,491		$44,794		$42,151		4%	10%
Tier 1 capital (2)	$56,108		$54,360		$53,527		3%	5%

Tier 1 common capital ratio	11.5%		14.6%		13.3%
Tier 1 capital ratio	13.9%		17.7%		16.9%
Tier 1 leverage ratio (7)	7.0%		7.1%		7.0%

Period end common shares outstanding (000's)	1,960,583		1,974,042		1,978,338		(1%)	(1%)

Book value per common share	$31.22		$30.70		$30.74
Tangible book value per common share	$27.39		$26.86		$27.37

Notes:	-	Effective January 1, 2013, in accordance with U.S. banking regulators’ rules, the Firm implemented the Basel Committee’s market risk capital framework, commonly referred to as “Basel 2.5”.
	-	All data presented in millions except number of employees, liquidity, ratios and book values.
	-	The number of worldwide employees for all periods has been restated to exclude employees of Quilter.
-
For the quarter ended March 31, 2013, global representatives included approximately 419 representatives associated with the International Wealth Management business reported in the Institutional Securities business segment.

	-	Tangible common equity and tangible book value per common share are non-GAAP financial measures that the Firm considers to be useful measures of capital adequacy.
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012
Average Tier 1 Common Capital (1)
Institutional Securities	$34.2	$22.4	$22.1	53%	55%
Global Wealth Management Group	4.1	3.8	3.6	8%	14%
Asset Management	1.6	1.3	1.3	23%	23%
Parent capital	5.8	16.9	13.9	(66%)	(58%)
Total - continuing operations	45.7	44.4	40.9	3%	12%
Discontinued operations	0.0	0.0	0.0	--	--
Firm	$45.7	$44.4	$40.9	3%	12%

Average Common Equity (1)
Institutional Securities	$39.9	$28.5	$29.5	40%	35%
Global Wealth Management Group	13.4	13.2	13.3	2%	1%
Asset Management	2.8	2.4	2.5	17%	12%
Parent capital	4.8	16.3	15.2	(71%)	(68%)
Total - continuing operations	60.9	60.4	60.5	1%	1%
Discontinued operations	0.0	0.0	0.0	--	--
Firm	$60.9	$60.4	$60.5	1%	1%

Return on average Tier 1 common capital
Institutional Securities	8%	7%	*
Global Wealth Management Group	25%	28%	22%
Asset Management	20%	*	7%
Total - continuing operations	9%	6%	*
Firm	8%	5%	*

Return on average common equity
Institutional Securities	6%	5%	*
Global Wealth Management Group	8%	8%	6%
Asset Management	12%	*	4%
Total - continuing operations	6%	4%	*
Firm	6%	4%	*

Notes:	-
Effective January 2013, the Firm updated its Required Capital Framework methodology to coincide with the regulatory changes becoming effective during 2013.  As a result of this update to the methodology, the majority of which was driven by the implementation of the Basel Committee’s market risk capital framework (commonly referred to as “Basel 2.5”), parent capital decreased by approximately $11 billion with a corresponding increase allocated to the business segments at March 31, 2013.

	-	The return on average common equity and average Tier 1 common capital are non-GAAP measures that the Firm considers to be useful measures to assess operating performance.
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012
Revenues:
Investment banking	$945	$1,226	$851	(23%)	11%
Trading	2,414	1,289	2,075	87%	16%
Investments	142	148	(49)	(4%)	*
Commissions and fees	609	520	606	17%	--
Asset management, distribution and admin. fees	66	67	52	(1%)	27%
Other	137	46	51	198%	169%
Total non-interest revenues	4,313	3,296	3,586	31%	20%

Interest income	1,024	1,099	1,177	(7%)	(13%)
Interest expense	1,248	1,308	1,628	(5%)	(23%)
Net interest	(224)	(209)	(451)	(7%)	50%
Net revenues	4,089	3,087	3,135	32%	30%

Compensation and benefits	1,892	1,559	2,203	21%	(14%)
Non-compensation expenses	1,367	1,452	1,261	(6%)	8%
Total non-interest expenses	3,259	3,011	3,464	8%	(6%)

Income (loss) from continuing operations before taxes	830	76	(329)	*	*
Income tax provision / (benefit) from continuing operations	70	(364)	(106)	*	*
Income (loss) from continuing operations	760	440	(223)	73%	*
Gain (loss) from discontinued operations after tax (1)	(19)	(60)	(16)	68%	(19%)
Net income (loss)	741	380	(239)	95%	*
Net income applicable to redeemable noncontrolling interests	1	4	-	(75%)	*
Net income applicable to nonredeemable noncontrolling interests	96	38	79	153%	22%
Net income (loss) applicable to Morgan Stanley	$644	$338	$(318)	91%	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	663	401	(302)	65%	*
Gain (loss) from discontinued operations after tax	(19)	(63)	(16)	70%	(19%)
Net income (loss) applicable to Morgan Stanley	$644	$338	$(318)	91%	*

Return on average common equity
from continuing operations	6%	5%	*
Pre-tax profit margin (2)	20%	3%	*
Compensation and benefits as a % of net revenues	46%	51%	70%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
	-	Results for all periods have been recast to reflect the International Wealth Management business previously reported in the Global Wealth Management Group business segment.
-
For the quarter ended March 31, 2013, the income tax provision from continuing operations included a net tax benefit of approximately $142 million consisting of a discrete net tax benefit from the remeasurement of reserves and related interest and a benefit resulting from a retroactive change in U.S. tax law.

-
The quarter ended December 31, 2012 included a net tax benefit of approximately $331 million, consisting of a discrete tax benefit of approximately $299 million related to the remeasurement of reserves, as well as an out of period net tax benefit of approximately $32 million to adjust previously recorded deferred tax assets.

	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012

Investment Banking
Advisory revenues	$251	$454	$313	(45%)	(20%)
Underwriting revenues
Equity	283	238	172	19%	65%
Fixed income	411	534	366	(23%)	12%
Total underwriting revenues	694	772	538	(10%)	29%

Total investment banking revenues	$945	$1,226	$851	(23%)	11%

Sales & Trading
Equity	$1,515	$1,220	$1,575	24%	(4%)
Fixed Income & Commodities	1,277	481	993	165%	29%
Other	73	(34)	(286)	*	*
Total sales & trading net revenues	$2,865	$1,667	$2,282	72%	26%

Investments & Other
Investments	$142	$148	$(49)	(4%)	*
Other	137	46	51	198%	169%
Total investments & other revenues	$279	$194	$2	44%	*

Total Institutional Securities net revenues	$4,089	$3,087	$3,135	32%	30%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$61	$60	$46
Equity price	$18	$21	$30
Foreign exchange rate	$11	$11	$15
Commodity price	$20	$22	$27

Aggregation of Primary Risk Categories	$66	$69	$62

Credit Portfolio VaR	$16	$20	$36

Trading VaR	$72	$78	$73

Notes:	-	For the periods noted below, sales and trading net revenues included positive (negative) revenue related to DVA as follows:
March 31, 2013: Total: $(317) million; Fixed Income & Commodities: $(238) million; Equity: $(79) million
December 31, 2012: Total: $(511) million; Fixed Income & Commodities: $(330) million; Equity: $(181) million
March 31, 2012: Total: $(1,978) million; Fixed Income & Commodities: $(1,597) million; Equity: $(381) million
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Loans and Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012

Loans and commitments at fair value
Corporate funded loans:
Investment grade	$3.6	$3.8	$6.4	(5%)	(44%)
Non-investment grade	3.2	3.6	6.8	(11%)	(53%)
Total corporate funded loans	$6.8	$7.4	$13.2	(8%)	(48%)

Corporate lending commitments:
Investment grade	$15.2	$17.3	$41.5	(12%)	(63%)
Non-investment grade	4.7	6.4	12.2	(27%)	(61%)
Total corporate lending commitments	$19.9	$23.7	$53.7	(16%)	(63%)

Corporate funded loans plus lending commitments:
Investment grade	$18.8	$21.1	$47.9	(11%)	(61%)
Non-investment grade	7.9	10.0	19.0	(21%)	(58%)
Total loans and commitments at fair value	$26.7	$31.1	$66.9	(14%)	(60%)

% investment grade	70%	68%	72%
% non-investment grade	30%	32%	28%

Held for investment (HFI) portfolio	$52.3	$49.8	$18.1	5%	189%

Held for sale (HFS) portfolio	$7.0	$7.1	$0.5	(2%)	*
Total Corporate Lending Exposure	$86.0	$88.0	$85.5	(2%)	1%

Hedges	$13.7	$19.7	$33.8	(30%)	(59%)

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its event driven or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2012.

	-	Total Corporate Lending exposure represents the Firm's potential loss assuming the market price of funded loans and lending commitments was zero.
-
On March 31, 2013, December 31, 2012 and March 31, 2012, the leveraged acquisition finance portfolio of pipline commitments and closed deals to non-investment grade borrowers were $6.0 billion, $3.9 billion and $3.8 billion, respectively.

-
On March 31, 2013, December 31, 2012 and March 31, 2012, the HFI portfolio allowance for credit losses for funded loans was $118 million, $91 million and $15 million, respectively, and the HFI portfolio allowance for credit losses for loan commitments was $100 million, $88 million and $12 million, respectively.

	-	Held for sale portfolio reflects loans and commitments carried at the lower of cost or fair market value.
	-	The hedge balance reflects the notional amount utilized by the corporate lending business.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012
Revenues:
Investment banking	$274	$208	$205	32%	34%
Trading	298	245	335	22%	(11%)
Investments	3	3	2	--	50%
Commissions and fees	559	533	572	5%	(2%)
Asset management, distribution and admin. fees	1,858	1,853	1,719	--	8%
Other	65	95	58	(32%)	12%
Total non-interest revenues	3,057	2,937	2,891	4%	6%

Interest income	488	496	458	(2%)	7%
Interest expense	75	108	58	(31%)	29%
Net interest	413	388	400	6%	3%
Net revenues	3,470	3,325	3,291	4%	5%

Compensation and benefits	2,065	1,906	2,009	8%	3%
Non-compensation expenses	808	857	879	(6%)	(8%)
Total non-interest expenses	2,873	2,763	2,888	4%	(1%)

Income (loss) from continuing operations before taxes	597	562	403	6%	48%
Income tax provision / (benefit) from continuing operations	220	193	122	14%	80%
Income (loss) from continuing operations	377	369	281	2%	34%
Gain (loss) from discontinued operations after tax	(1)	1	1	*	*
Net income (loss)	376	370	282	2%	33%
Net income applicable to redeemable noncontrolling interests	121	112	0	8%	*
Net income applicable to nonredeemable noncontrolling interests	0	(9)	84	*	*
Net income (loss) applicable to Morgan Stanley	$255	$267	$198	(4%)	29%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	256	266	198	(4%)	29%
Gain (loss) from discontinued operations after tax	(1)	1	0	*	*
Net income (loss) applicable to Morgan Stanley	$255	$267	$198	(4%)	29%

Return on average common equity
from continuing operations	8%	8%	6%
Pre-tax profit margin (1)	17%	17%	12%
Compensation and benefits as a % of net revenues	60%	57%	61%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
-
During the quarter ended March 31, 2013, results for all periods have been recast to exclude the International Wealth Management business, currently reported in the Institutional Securities business segment.

-
During the quarter ended September 30, 2012, Morgan Stanley completed the purchase of an additional 14% stake in the Joint Venture from Citi, increasing the Firm’s interest from 51% to 65%. Prior to September 17, 2012, Citi’s results related to its 49% interest were reported in net income (loss) applicable to nonredeemable noncontrolling interests. Due to the terms of the revised agreement with Citi, subsequent to the purchase of the additional14% stake, Citi’s results related to the 35% interest are reported in net income (loss) applicable to redeemable noncontrolling interests.

	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012

Wealth Management representatives	16,284	16,352	16,726	--	(3%)

Annualized revenue per representative (000's) (1)	$851	$813	$780	5%	9%

Assets by client segment (billions)
$10m or more	604	538	543	12%	11%
$1m - $10m	730	699	712	4%	3%
Subtotal - > $1m	1,334	1,237	1,255	8%	6%
$100k - $1m	416	414	373	--	12%
< $100k	44	45	39	(2%)	13%
Total client assets (billions)	$1,794	$1,696	$1,667	6%	8%

% of assets by client segment > $1m	74%	73%	75%

Fee-based client account assets (billions) (2)	$621	$554	$512	12%	21%
Fee-based assets as a % of client assets	35%	33%	31%

Bank deposit program (millions)	$126,130	$130,798	$111,981	(4%)	13%

Client assets per representative (millions) (3)	$110	$104	$100	6%	10%

Fee based asset flows (billions)	$15.3	$6.9	$10.2	122%	50%

Retail locations	691	694	725	--	(5%)

Notes:	-	Results for all periods have been recast to exclude the International Wealth Management business, currently reported in the Institutional Securities business segment.
-
For the quarters ended March 31, 2013, December 31, 2012 and March 31, 2012, approximately $69 billion, $72 billion and $57 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

-
Beginning January 1, 2013, the Firm enhanced its definition of fee based assets flows.  Fee based asset flows have been recast for all periods to include dividends, interest and client fees, and to exclude cash management related activity. The change reflects a better representation of asset flows in fee based accounts.

	-	Effective for the quarter ended March 31, 2013, client assets also include certain additional non-custodied assets as a result of the completion of the Morgan Stanley Smith Barney platform conversion.
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012
Revenues:
Investment banking	$5	$5	$7	--	(29%)
Trading	(6)	(19)	(6)	68%	--
Investments (1)	193	153	132	26%	46%
Commissions and fees	0	0	0	--	--
Asset management, distribution and admin. fees	455	447	411	2%	11%
Other	2	16	(3)	(88%)	*
Total non-interest revenues	649	602	541	8%	20%

Interest income	2	3	3	(33%)	(33%)
Interest expense	6	6	11	--	(45%)
Net interest	(4)	(3)	(8)	(33%)	50%
Net revenues	645	599	533	8%	21%

Compensation and benefits	259	168	218	54%	19%
Non-compensation expenses	199	210	187	(5%)	6%
Total non-interest expenses	458	378	405	21%	13%

Income (loss) from continuing operations before taxes	187	221	128	(15%)	46%
Income tax provision / (benefit) from continuing operations	52	179	38	(71%)	37%
Income (loss) from continuing operations	135	42	90	*	50%
Gain (loss) from discontinued operations after tax	1	(4)	1	*	--
Net income (loss)	136	38	91	*	49%
Net income applicable to redeemable noncontrolling interests	0	0	0	--	--
Net income applicable to nonredeemable noncontrolling interests	51	49	65	4%	(22%)
Net income (loss) applicable to Morgan Stanley	$85	$(11)	$26	*	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	84	(7)	25	*	*
Gain (loss) from discontinued operations after tax	1	(4)	1	*	--
Net income (loss) applicable to Morgan Stanley	$85	$(11)	$26	*	*

Return on average common equity
from continuing operations	12%	*	4%
Pre-tax profit margin (2)	29%	37%	24%
Compensation and benefits as a % of net revenues	40%	28%	41%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
-
The quarter ended December 31, 2012 included an out of period net tax provision of approximately $107 million, primarily related to the overstatement of deferred tax assets associated with partnership investments in prior periods.

	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2013	Dec 31, 2012	Mar 31, 2012	Dec 31, 2012	Mar 31, 2012

Net Revenues (millions)
Traditional Asset Management	$401	$376	$342	7%	17%
Real Estate Investing (1)	157	127	146	24%	8%
Merchant Banking	87	96	45	(9%)	93%
Total Asset Management	$645	$599	$533	8%	21%

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$(0.2)	$(0.4)	$(0.9)	50%	78%
Fixed Income	1.8	3.7	(0.7)	(51%)	*
Liquidity	(5.0)	(2.6)	1.2	(92%)	*
Alternatives	0.5	0.1	(0.1)	*	*
Total Traditional Asset Management	(2.9)	0.8	(0.5)	*	*

Real Estate Investing	0.0	0.4	0.7	*	*
Merchant Banking	0.4	0.0	0.0	*	*
Total net flows	$(2.5)	$1.2	$0.2	*	*

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$127	$120	$117	6%	9%
Fixed Income	62	62	58	--	7%
Liquidity	95	100	75	(5%)	27%
Alternatives	28	27	26	4%	8%
Total Traditional Asset Management	312	309	276	1%	13%

Real Estate Investing	20	20	19	--	5%
Merchant Banking	9	9	9	--	--
Total Assets Under Management or Supervision	$341	$338	$304	1%	12%
Share of minority stake assets	6	5	6	20%	--

Notes:	-	The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

This page represents an addendum to the 1Q 2013 Financial Supplement, Appendix I

MORGAN STANLEY
Country Risk Exposure - European Peripherals and France
As of March 31, 2013
(unaudited, dollars in millions)

		Net				Exposure
	Net	Counterparty	Funded	Unfunded	CDS	Before
	Inventory (1)	Exposure (2) (3)	Lending	Commitments	Adjustment (4)	Hedges	Hedges (5)	Net Exposure
Greece
Sovereigns	$46	$42	$-	$-	$-	$88	$-	$88
Non-sovereigns	40	6	-	-	-	46	(25)	21
Sub-total	86	48	-	-	-	134	(25)	109
Ireland
Sovereigns	100	-	-	-	5	105	5	110
Non-sovereigns	248	52	-	-	18	318	(8)	310
Sub-total	348	52	-	-	23	423	(3)	420
Italy
Sovereigns	(151)	322	-	-	445	616	(208)	408
Non-sovereigns	667	652	370	802	107	2,598	(350)	2,248
Sub-total	516	974	370	802	552	3,214	(558)	2,656
Spain
Sovereigns	(424)	1	-	-	467	44	11	55
Non-sovereigns	330	512	102	916	192	2,052	(454)	1,598
Sub-total	(94)	513	102	916	659	2,096	(443)	1,653
Portugal
Sovereigns	(109)	(2)	-	-	31	(80)	(63)	(143)
Non-sovereigns	89	7	95	96	50	337	(22)	315
Sub-total	(20)	5	95	96	81	257	(85)	172
Total Euro Peripherals (6)
Sovereigns	(538)	363	-	-	948	773	(255)	518
Non-sovereigns	1,374	1,229	567	1,814	367	5,351	(859)	4,492
Sub-total	$836	$1,592	$567	$1,814	$1,315	$6,124	$(1,114)	$5,010

France (6)
Sovereigns	(1,292)	15	-	-	32	(1,245)	(246)	(1,491)
Non-sovereigns	(55)	2,296	255	1,877	228	4,601	(814)	3,787
Sub-total	$(1,347)	$2,311	$255	$1,877	$260	$3,356	$(1,060)	$2,296

Notes:	-
Country risk exposure is measured in accordance with the Firm’s internal risk management standards and includes obligations from sovereign and non-sovereigns, which includes governments, corporations, clearinghouses and financial institutions.

	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

This page represents an addendum to the 1Q 2013 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended March 31, 2013
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,901	100%		$95	$882	$977	(6)	$0.51
Participating Restricted Stock Units (1)	4	0%		$0	$2	$2	(7)	N/A
	1,905	100%	$979	$95	$884	$979

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,901	100%		$0	$(19)	$(19)	(6)	$(0.01)
Participating Restricted Stock Units (1)	4	0%		$0	$0	$0	(7)	N/A
	1,905	100%	$(19)	$0	$(19)	$(19)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,901	100%		$95	$863	$958	(6)	$0.50
Participating Restricted Stock Units (1)	4	0%		$0	$2	$2	(7)	N/A
	1,905	100%	$960	$95	$865	$960

Note:	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
End Notes

Page 1:

(1)	From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. For these purposes, “GAAP” refers to generally accepted accounting principles in the United States. The
Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP. Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition and operating results.
These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever we refer to a non-GAAP financial measure, we will also generally present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
(2)	Income (loss) applicable to Morgan Stanley represents income (loss) from continuing operations, adjusted for the portion of net income (loss) applicable to noncontrolling interests related to continuing operations. For the quarters ended December 31, 2012 and March 31, 2012 net income (loss)
applicable to noncontrolling interests include $3 million and $1 million respectively, reported as a gain in discontinued operations.
(3)	The return on average common equity equals income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity.
The return on average common equity excluding DVA is adjusted for DVA in the numerator and denominator.
(4)	Tier 1 common capital ratio equals Tier 1 common equity divided by risk-weighted assets (RWAs).
(5)	Tier 1 capital ratio equals Tier 1 capital divided by RWAs.
(6)	Book value per common share equals common equity divided by period end common shares outstanding.
(7)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

Page 2:

(1)	The American Taxpayer Relief Act of 2012 (the “Act”) was enacted on January 2, 2013. Among other things, the Act extends with retroactive effect to January 1, 2012 a provision of U.S. tax law that defers the imposition of tax on certain active financial services income of certain foreign subsidiaries earned outside of the U.S. until such income is repatriated to the United States as a dividend. Accordingly, the Firm recorded a benefit of approximately $81 million attributable to the Act’s retroactive extension of these provisions as part of income taxes from continuing operations in the quarter ending March 31, 2013. In addition, the Firm recorded a net discrete benefit of approximately $61 million related to the remeasurement of reserves and related interest due to new information regarding the status of certain tax authority examinations.
(2)	For the quarter ended December 31, 2012, the Firm recognized, in income from continuing operations, a net tax benefit of approximately $224 million.
This included a discrete benefit of approximately $299 million related to the remeasurement of reserves due to either the expiration of the applicable statute of limitations, or new information regarding the status of certain Internal Revenue Service examinations. The Firm also recognized, in the quarter ended December 31, 2012, an out of period net tax provision of approximately $75 million, principally in the Asset Management business segment, primarily related to the overstatement of deferred tax assets associated with partnership investments in prior periods.
(3)	In the quarter ended December 31, 2012, discontinued operations included the provision of $115 million related to a settlement with the Federal Reserve
Board concerning the independent foreclosure review related to Saxon (reported in the Institutional Securities business segment).
(4)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 4:

(1)	Reflects the regional view of the Firm's consolidated net revenues, on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 23 to the consolidated financial statements included in the Firm's 10-K for the year ended December 31, 2012 (2012 Form 10-K).
(2)	The Firm calculates its Tier 1 capital ratio and risk-weighted assets (“RWAs”) in accordance with the capital adequacy standards for financial holding companies adopted by the Federal Reserve Board. These standards are based upon a framework described in the International Convergence of Capital
Measurement and Capital Standards, July 1988, as amended, also referred to as Basel I. On January 1, 2013, the U.S. banking regulators’ rules to implement the Basel Committee’s market risk capital framework, commonly referred to as “Basel 2.5”, became effective, which increases capital requirements for securitizations and correlation trading within the Firm's trading book, as well as incorporating add-ons for stressed VaR and incremental risk requirement. The
Firm's Tier 1 capital ratio and RWAs for the current quarter were calculated under this revised framework. The Firm's Tier 1 capital and RWAs for prior quarters have not been recalculated under this revised framework. Further discussion of Tier 1 capital and Tier 1 common capital is disclosed in Part II, Item 7
"Regulatory Requirements" included in the Firm's 2012 Form 10-K. These computations are preliminary estimates as of April 18, 2013 (the date of this release)
and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.
(3)	The Global Liquidity Reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S.
agency mortgage-backed securities, FDIC-guaranteed corporate debt and non-U.S. government securities.
(4)	Goodwill and intangible balances include only the Firm's share of the Wealth Management Joint Venture's goodwill and intangible assets net of allowable mortgage servicing rights deduction for quarters ended March 31, 2013, December 31, 2012 and March 31, 2012 of
$7 million, $6 million and $89 million, respectively.
(5)	Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction and includes only the Firm’s share of the Wealth Management Joint Venture’s goodwill and intangible assets.
(6)	Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
(7)	Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, certain intangible assets, deferred tax assets and financial and non-financial equity investments).

MORGAN STANLEY
End Notes

Page 5:

(1)	The Firm’s capital estimation is based on the Required Capital framework, an internal capital adequacy measure which considers a risk-based going concern capital after absorbing potential losses from extreme stress events at a point in time. Further discussion of the framework is disclosed in
Part II, Item 7 "Required Capital" included in the Firm's 2012 Form 10-K. On January 1, 2013, the U.S. banking regulators’ rules to implement the Basel
Committee’s market risk capital framework, commonly referred to as “Basel 2.5”, became effective, which increases capital requirements for securitizations and correlation trading within the Company's trading book, as well as incorporating add-ons for stressed VaR and incremental risk requirement.

Page 6:

(1)	For the quarter ended December 31, 2012, discontinued operations included the provision of $115 million related to a settlement with the Federal
Reserve Board concerning the independent foreclosure review related to Saxon.
(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 7:

(1)	VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the
Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the
Firm's 2012 Form 10-K.

Page 9:

(1)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 10:

(1)	Annualized revenue per representative is defined as annualized revenue divided by average representative headcount.
(2)	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Client assets per representative represents total client assets divided by period end representative headcount.

Page 11:

(1)	The quarters ended March 31, 2013, December 31, 2012 and March 31, 2012 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements. The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.
(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 12:

(1)	Real Estate Investing revenues include gains or losses related to investments held by certain consolidated real estate funds.
These gains or losses are offset in the net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended March 31, 2013, December 31, 2012 and March 31, 2012 are $52 million, $50 million and $67 million, respectively.
(2)	Net Flows by region [inflow / (outflow)] for the quarters ended March 31, 2013, December 31, 2012 and March 31, 2012 are:
North America: $(5.0) billion, $(2.2) billion and $(2.5) billion
International: $2.5 billion, $3.4 billion and $2.7 billion
(3)	Assets under management or supervision by region for the quarters ended March 31, 2013, December 31, 2012, and March 31, 2012 are:
North America: $212 billion, $213 billion and $195 billion
International: $129 billion, $125 billion and $109 billion

MORGAN STANLEY
End Notes

Page 13:

(1)	Net inventory represents exposure to both long and short single-name and index positions (i.e., bonds and equities at fair value and CDS based on notional amount assuming zero recovery adjusted for any fair value receivable or payable). At March 29, 2013, net exposures related to purchased and sold single-name and index credit derivatives for the European Peripherals and France were $(232) million and $(802) million, respectively.
(2)	Net counterparty exposure (i.e., repurchase transactions, securities lending and OTC derivatives) takes into consideration legally enforceable master netting agreements and collateral.
(3)	At March 29, 2013, the benefit of collateral received against counterparty credit exposure was $4.3 billion in the European Peripherals, with 98%
of such collateral consisting of cash and German government obligations and $7.8 billion in France with nearly all collateral consisting of cash and U.S. government obligations. These amounts do not include collateral received on secured financing transactions.
(4)	CDS adjustment represents credit protection purchased from European Peripherals’ banks on European Peripherals’ sovereign and financial institution risk or French banks on French sovereign and financial institution risk. Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.
(5)	Represents CDS hedges (purchased and sold) on net counterparty exposure and funded lending executed by trading desks responsible for hedging counterparty and lending credit risk exposures for the Company. Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.
(6)	In addition, at March 29, 2013, the Company had European Peripherals and French exposure for overnight deposits with banks of approximately
$115 million and $21 million, respectively.

Page 14:

(1)	Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid)
are participating securities and are included in the computation of EPS pursuant to the two-class method. Restricted Stock Units ("RSUs")
that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding
(if dilutive) under the treasury stock method.
(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)	Represents net income from continuing operations, gain (loss) from discontinued operations (after-tax), and net income applicable to Morgan Stanley for the quarter ended March 31, 2013 prior to allocations to participating RSUs.
(4)	Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended March 31, 2013.
The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the quarter ended March 31, 2013, a $0.05 dividend was declared on common shares outstanding and participating RSUs.
(5)	The two-class method assumes all of the earnings for the reporting period are distributed and allocated to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 18, 2013.